HUNTINGTON ALLSTAR SELECTSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated May 14, 2021

to the

Prospectus dated May 1, 2007

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on July 30, 2021 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will liquidate.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Rational Trend Aggregation VA Fund	Rational Trend Aggregation VA Fund	Rational Advisors, Inc.

If you had contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount were exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the TA BlackRock Government Money Market subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you will no longer able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.